Fair Value Measurements (Tables)	9 Months Ended
Sep. 30, 2018
Fair Value Disclosures [Abstract]
Schedule of cash and investments by significant investment category
	Adjusted Cost	Change in Fair Value	Fair Value	Cash and Cash Equivalents

Cash	$649,074	$-	$649,074	$649,074

Level 1:
Money market funds	302,663	-	302,663	302,663
U.S. Treasury securities	6,265,617	-	6,265,617	6,265,617
Subtotal	6,568,280	-	6,568,280	6,568,280

Total	$7,217,354	$-	$7,217,354	$7,217,354